UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 27, 2010

Integrated Silicon Solution, Inc.
______________
(Exact name of registrant as specified in its charter)

Delaware	000-23084	77-0199971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Zanker Road, San Jose, California 95112
(Address of Principal Executive Offices of Registrant)

Registrant's telephone number, including area code: (408) 969-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

The information under this Item 2.02 is being furnished as contemplated by General Instruction B(2) to Form 8-K.

On October 27, 2010, we announced the results of our operations for the fourth fiscal quarter and fiscal year ended September 30, 2010.  The complete release is attached to this report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits.

99.1           Press Release dated October 27, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SILICON SOLUTION, INC.

By:	/s/ JOHN M. COBB
John M. Cobb Vice President and Chief Financial Officer

Date:  October 27, 2010

INDEX TO EXHIBITS

99.1                      Press Release dated October 27, 2010